FGT1 P-4
                         SUPPLEMENT DATED JULY 19, 2006
                    TO THE PROSPECTUS DATED DECEMBER 1, 2005
                                       OF
              FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND
                   FIDUCIARY SMALL CAPITALIZATION EQUITY FUND
                    FIDUCIARY EUROPEAN SMALLER COMPANIES FUND
                             AS SUPPLEMENTED TO DATE

The prospectus is amended as follows:

At a meeting of the Board of Trustees of Franklin Global Trust held on July 19, 2006, the Board approved a proposal to liquidate and dissolve the Fiduciary European Smaller Companies Fund ("European Fund"). The liquidation and dissolution is anticipated to occur on or before July 28, 2006 (the "Liquidation Date").

The European Fund currently holds a large portion of its assets in cash and high-quality short-term investments and will continue to sell portfolio securities as the Liquidation Date approaches. Therefore, the Fund will be unable to pursue its investment goal.

Shareholders who do not voluntarily redeem or exchange out of the European Fund prior to the Liquidation Date will have their accounts liquidated on the Liquidation Date and a check for the proceeds sent to the account address on file. For those shareholders with taxable accounts, the exchange out or liquidation will be considered a taxable transaction and such shareholders may recognize a gain or loss for tax purposes.

                Please keep this supplement for future reference.